Exhibit 99.1

155 Bovet Road
Suite 302
San Mateo, CA 94402

(650) 365-5341
(800) 659-6593
(650) 364-1665 fax

www.redwoodmortgage.com

May 10, 2024

To Limited Partners of Redwood Mortgage Investors VIII, L.P.:

Enclosed are audited financial statements of Redwood Mortgage Investors VIII, L.P. (“RMI VIII” or the “Partnership”) for the year ended December 31, 2023.

As you are aware, RMI VIII entered into a Plan of Dissolution (the “Plan of Dissolution” or the “Plan”) following the receipt of consents of limited partners approving the dissolution of the Partnership (the “Dissolution”) and the Plan of Dissolution.

With the adoption of the dissolution plan, RMI VIII has ceased funding new loans and Redwood Mortgage Corp., general partner and manager, has been engaged only in activities to wind up the affairs of the Partnership. Because of this the Securities and Exchange Commission (the “SEC”) will not object if we no longer file annual and quarterly reports on Form 10-K and Form 10-Q (the “SEC Reports”) and instead provide audited annual and unaudited quarterly financial statements of the Partnership with financial statement footnotes directly to limited partners. We will also file a Form 8-K with the SEC for any material development relating to the Dissolution and liquidation of Partnership assets, including any further liquidating distributions and other material payments and expenses of the process. We believe this modified information reporting will provide limited partners with information relevant to the status of the Partnership as it winds down its affairs and will benefit the Partnership by saving the significant cost of preparing the SEC Reports.

Redwood Mortgage Corp., is diligently working on the sale of loans and real estate assets, and collection of principal and interest on the partnership’s existing loans. This conversion of assets to cash will allow the partnership to repay its liabilities, such as the line of credit, build a cash reserve to cover anticipated future wind up expenses and then make distributions to the limited partners. At the present time, our efforts would indicate that the partnership may be able to begin returns of limited partners interests in July 2024. These returns will in large part be mainly derived from loan principal collections.

We appreciate your confidence in our abilities and anticipate a successful wind up of the Redwood Mortgage Investors VIII business.

Sincerely,

Redwood Mortgage Corp.

Michael Burwell President

Forward-Looking Statements

This letter contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements, which include expectations relating to the timing of distributions to limited partners, are based on our current expectations, beliefs, plans, assumptions and projections about future events regarding the dissolution of the Partnership. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or our management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such difference include the risks discussed in the Partnership’s consent solicitation statement filed with the SEC on June 6, 2023 and subsequent filings with the SEC. Forward-looking statements speak only as of the date on which we make it. You should not put undue reliance on any forward-looking statements. We assume no obligation to publicly update or revise any forward-looking statements because of new information, future events, changes in assumptions or otherwise, except to the extent required by applicable laws. If we update one or more forward looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.